                                                                 EXHIBIT 10.13
                          CONFIDENTIAL TREATMENT REQUESTED



                        INTEL AND SILICON IMAGE CONFIDENTIAL

                              PATENT LICENSE AGREEMENT

                                      BETWEEN

                     SILICON IMAGE, INC. AND INTEL CORPORATION

This Agreement ("Agreement") is entered into as of SEPTEMBER 16, 1998 ("Effective Date") by and between Silicon Image, Inc. a California corporation, having an office at 10131 Bubb Road, Cupertino, CA 95134, U.S.A., ("SiI") and Intel Corporation, a Delaware corporation, having an office at 2200 Mission College Blvd., Santa Clara, California 95052, U.S.A. ("Intel").

IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.     DEFINITIONS

       1.1. "Capture Period" shall mean any time on or prior to the [***] anniversary of the Effective Date.

       [***] shall mean an Integrated Circuit that is dedicated to (i) providing support logic for a [***] digital information [***] digital information for use by a [***]; and/or (ii) providing support for a [***], and that [***] contained within a [***]. If a single Integrated Circuit contains circuitry that meets the definition of [***] and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       [***] shall mean an Integrated Circuit that is dedicated to (i) providing support logic for a [***] digital information [***] Integrated Circuit, such as, but not limited to, an [***] digital information [***]; and/or (ii) providing support for a [***], and that [***]. If a single Integrated Circuit contains circuitry that meets the definition of [***] and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       1.4. "Display" shall mean an LCD, CRT or similar display device used for displaying video and/or graphics data.

       [***] shall mean one or more Integrated Circuits that alone or together are dedicated to providing support logic for a [***] graphic information [***] the graphic information and [***]


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

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              [***], and may also perform the following functions:  [***].  If the one or more Integrated Circuits contain circuitry that meets the definition of [***] and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       [***] shall mean one or more Integrated Circuits that alone or together are dedicated to providing support logic for implementing the [***], including the [***]. The [***] may also implement a portion of the [***] including the assembly of [***], assembly of [***], and/[***]. If the one or more Integrated Circuits contain circuitry that meets the definition of [***] and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       [***] shall mean one or more Integrated Circuits that alone or together are dedicated to providing support logic for implementing the [***], including the [***]. The [***] may also implement a portion of the [***]: separation of [***], separation of [***], and reconstruction and/or distribution of data [***]. If the one or more Integrated Circuits contain circuitry that meets the definition of [***] and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       [***]  shall mean an Integrated Circuit that contains [***].

       [***] shall mean one or more Integrated Circuits that alone or together are designed and optimized for providing support logic for an [***] and that include at least a [***] (but may also include a [***] digital information [***] one or more devices [***], and also includes logic that provides the information [***] to enable and enhance the use of the information by the [***]; provided


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              that if the [***] resides on one or more Integrated Circuits separate from the [***], each Integrated Circuit having [***] must utilize the [***] as its primary means for [***] from the one or more devices [***]. If the one or more Integrated Circuits contain circuitry that meets the definition of Peripheral Controller and circuitry that does not, only that portion of the circuitry that meets the definition of [***] shall be deemed [***].

       [***] shall mean a device that: (i) provides one or more of the [***] functions of [***]; (ii) provides one or more of the [***] functions of [***]; and/or (iii) is capable of providing [***].

       [***] shall mean one or more Integrated Circuits that alone or together [***] needed for transmission and then sends them along the appropriate transmission medium, [***] and includes within the [***] that perform these tasks including the [***]. The [***] also includes the [***].

       [***] shall mean one or more Integrated Circuits that alone or together [***], includes as a main component the [***], which transforms data units [***] and determines how a device [***] data transmission across the transmission medium.

       [***] shall mean [***] Integrated Circuits that are [***] and that are used for the [***].

       1.14. "Integrated Circuit" shall mean an integral unit comprising one or more active and/or passive circuit elements associated on one or more substrates, such unit forming, or contributing to the formation of, a circuit for performing electrical functions and, if provided therewith, housing, packaging, and/or supporting means.

       [***] shall mean one or more Integrated Circuits (that may include one or more digital logic products), which in use are generally integrated on an [***], that alone or together (i) [***]


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

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              [***]; or (ii) provide the [***].  Provided that any Integrated
              Circuit, or combination of Integrated Circuits, shall not be deemed an [***] unless such Integrated Circuit standing alone, or such combination of Integrated Circuits, provide the above-specified [***] functionality.

       [***] shall mean one or more Integrated Circuits (that may include one or more digital logic products), which in use are generally integrated on a [***], that alone or together (i) [***] and any other device including, without limitation, [***]; or (ii) communicating with any [***].

       [***] shall mean a [***], or equivalent, that includes a [***] that are connected to the [***].

       [***] shall mean a [***], or equivalent, that includes a [***] that are connected to the [***].

       [***] shall mean [***], or equivalent, that includes a [***] that are connected to the [***] and in use is generally coupled to an [***].

       [***] shall mean [***], or equivalent, that includes a [***] that are connected to the [***] and in use is generally coupled to a Computer Motherboard.

       1.21. "Intel Licensed Products" shall mean any product that is sold by Intel as Intel's own product (as further defined in Section 3.4); provided that Intel Licensed Products shall not include any Network Devices or any SiI Proprietary Products. Notwithstanding the foregoing if an Intel product contains circuitry that is Network Device, [***] and circuitry that is not, only that portion of the circuitry that does not meet the definition of Network Device, [***]


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              [***] shall be deemed Intel Licensed Products.

       [***] shall mean [***] first developed by, for or with substantial participation by [***], including without limitation the [***]. [***] shall also include the [***].

       [***] shall mean [***] capable of connecting one or more [***], together with the set of [***] defining the [***].

       1.24.  "Intel Proprietary Product" shall mean [***].

       [***] shall mean one or more Integrated Circuits that alone or together perform [***]. Provided that any Integrated Circuit, or combination of Integrated Circuits, shall not be deemed a [***] unless such Integrated Circuit standing alone, or such combination of Integrated Circuits, provide the above-specified [***] functionality.

       1.26. "Licensed Product" shall mean a SiI Licensed Product or an Intel Licensed Product as applicable.

       1.27. "Network Device" shall mean one or more Integrated Circuits that, alone or together, provide high-speed communication between [***] according to (i) one or more [***] networking protocols, including without limitation [***].

       1.28. "Patents" shall mean all classes or types of patents, utility models and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or types of patent rights in all countries of the world (collectively "Patent Rights") that are owned or controlled by the applicable party or any of its Subsidiaries during the term of this Agreement, that have a first effective filing date during the Capture Period and to the extent that the applicable party or its Subsidiaries has the right to grant licenses within and of the scope set forth herein and without the requirement to pay consideration to any third party (other than employees of the


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              applicable party or its Subsidiaries) for the grant of a license under this Agreement.

       [***] shall mean one or more Integrated Circuits that alone or together, perform [***]. Provided that any Integrated
              Circuit, or combination of Integrated Circuits, shall not be deemed [***] unless such Integrated Circuit standing alone, or such combination of Integrated Circuits, provide the above-specified [***] functionality.

       1.30 "SiI Licensed Products" shall mean [***] that are sold by SiI as SiFs own product (as further defined in Section 3.4); provided that SiI Licensed Products shall not include any Network Devices or any Intel Proprietary Products. Notwithstanding the foregoing if a SiI product contains circuitry that is [***] Network Device, [***] only that portion of the circuitry that meets the definition of [***] but does not meet the definition of Network Device, [***] shall be deemed SiI Licensed Products.

       1.31. "SiI Proprietary Products" shall mean [***]. As used in this Section, "Discrete" means that such product is the primary functionality contained on a discrete SiIicon chip.

       1.32. "Subsidiary" shall mean any corporation, partnership or other entity, now or hereafter, (i) at least fifty percent (50%) of whose outstanding shares or securities entitled to vote for the election of directors or similar managing authority is directly or indirectly owned or controlled by a party hereto, or (ii) that does not have outstanding shares or securities but at least fifty percent (50%) of whose ownership interest representing the right to make the decisions for such entity is directly or indirectly owned or controlled by a party hereto; provided, however, that in each case such corporation, partnership or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists and is at least fifty percent (50%).


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

2.     MUTUAL RELEASES

       2.1. SII. SiI on behalf of itself and its Subsidiaries, hereby releases, acquits and forever discharges Intel, its Subsidiaries that are Subsidiaries as of the Effective Date, and its and their distributors and customers, direct and indirect, from any and all claims or liability for infringement of any SiI Patents that arose prior to the Effective Date of this Agreement, to the extent such infringement would have been licensed under the license granted to Intel hereunder if such license had been in existence at the time of such infringing activity. SiI, on behalf of itself and its Subsidiaries, hereby releases, acquits and forever discharges Intel and its Subsidiaries that are Subsidiaries as of the Effective Date from any and all claims or liability for inducement to infringe any SiI Patents that arose prior to the Effective Date of this Agreement.

       2.2 BY INTEL. Intel, on behalf of itself and its Subsidiaries, hereby releases, acquits and forever discharges SiI, its Subsidiaries that are Subsidiaries as of the Effective Date, and its and their distributors and customers, direct and indirect, from any and all claims or liability for infringement of any Intel Patents that arose prior to the Effective Date of this Agreement, to the extent such infringement would have been licensed under the license granted to SiI hereunder if such license had been in existence at the time of such infringing activity. Intel, on behalf of itself and its Subsidiaries, hereby releases, acquits and forever discharges SiI and its Subsidiaries that are Subsidiaries as of the Effective Date, from any and all claims or liability for inducement to infringe any Intel Patents that arose prior to the Effective Date of this Agreement.

3.     GRANT OF RIGHTS

       3.1. SII LICENSE TO INTEL. Subject to the terms and conditions of this Agreement, SiI hereby grants to Intel a non-exclusive, non-transferable, [***] worldwide license, without the right to sublicense, under SiI's Patents to:

              3.1.1. make, have made (subject to Section 3.3 below), use, and import, and directly or indirectly sell, offer to sell and otherwise dispose of Intel Licensed Products;

              3.1.2. make, have made, use and/or import any equipment and practice any method or process for use in the manufacture of Intel Licensed Products.

       3.2. INTEL LICENSE TO SII. Subject to the terms and conditions of this Agreement, Intel hereby grants to SR a non-exclusive, non-transferable, [***] worldwide license, without the right to sublicense, under Intel's Patents to:

              3.2.1 make, have made (subject to Section 3.3 below), use, and import, and directly or indirectly sell, offer to sell and otherwise dispose of SiI Licensed Products;


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              3.2.2. make, have made, use and/or import any equipment and practice any method or process for use in the manufacture of SiI Licensed Products;

       3.3    HAVE MADE RIGHTS.

              3.3.1. Each party's rights to have products manufactured for them by third parties under the licenses granted under Sections 3.1 and 3.2 above shall apply only when the following conditions are met:

                     3.3.1.1. the designs, specifications and working drawings for the manufacture of the product, to be manufactured by such third party ("Foundered Product") are furnished by (as between the licensed party under this Agreement and the third party manufacturer) the licensed party; and

                     3.3.1.2. except as provided in Section 3.3.1.1 above, said designs, specifications and working drawings are in sufficient detail that no additional designing by the manufacturer is required other than adaptation to the production processes and standards normally used by the manufacturer which changes the characteristics of the Foundered Products only to a negligible extent.

              3.3.2. Notwithstanding the foregoing, a licensed party's have made rights shall include the right to have made a product
                     (i) which was designed and developed by a third party and
                     (ii) which such licensed party had been purchasing from such third party, where such manufacture is done (x) by a manufacturer other than such third party or any affiliate of such third party and (y) pursuant to a back-up or second source manufacturing license triggered when such third party breaches or otherwise fails to meet its obligations to the licensed party.

              3.3.3. Upon written request, the licensed party shall inform the other party whether, and if so to what extent, any manufacturer identified by the other party is operating under the license granted to the licensed party by the other party hereunder.

       3.4. FOUNDRY RIGHTS The parties understand and acknowledge that the licenses granted hereunder are intended to cover only the products of the two parties to this Agreement, and are not intended to cover foundry activities that either party may undertake on behalf of third parties. Therefore, for the licenses granted in Sections 3.1 and 3.2, the definition of Licensed Products of a party hereto shall exclude products (including without limitation Application Specific Integrated Circuits ("ASICs")) manufactured on behalf of a third party from designs received in a substantially completed form from a third party for resale to or on behalf of that party. The limitations on the definition of Licensed Products set forth in this


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


              Section 3.4 shall not apply to manufacturing methods and processes as licensed hereunder pursuant to Sections 3.1.2 and 3.2.2.

       3.5.   LICENSES AND SUBSIDIARIES.

              3.5.1. Except as provided below, the parties intend that this
                     Agreement shall extend to all of each party's Subsidiaries, and the parties shall use their reasonable and diligent efforts to ensure that all such Subsidiaries are bound by the terms of this Agreement. Upon written request by a party, the other party will give it written notice to identify any Subsidiary to which it believes that such a license has been extended.

              3.5.2. Notwithstanding the foregoing, the licenses granted hereunder by the licensing party may not be extended to a Subsidiary acquired by the other party ("Acquiring Party") on or after the Effective Date unless such extension is approved by the licensing party in writing (which approval shall be at the licensing party's sole discretion) if, immediately prior to such acquisition, either or both of the total assets or market value of such newly acquired entity are greater than [***] of those of the Acquiring Party.

              3.5.3. The extension of license rights to a Subsidiary shall apply only during the time period when such a business entity meets all requirements of a Subsidiary. However, if a Subsidiary of a party that holds any Patents that are licensed to the other party hereunder ceases to be a Subsidiary, the licenses granted to the other party hereunder under such Patents hereunder shall continue for the life of such Patents even after such entity ceases to be a Subsidiary. Upon written request by a party, the other party will give it written notice to identify any Subsidiary to which it believes that such a license has been extended.

              3.5.4. Each party intends to acquire the right to grant to the other party licenses under any Patents that may be created covering inventions conceived and/or reduced to practice by the licensing party's and its Subsidiaries' employees with use of its or its Subsidiaries' funds or other assets. Accordingly, each party agrees to take all steps that are reasonable under the circumstances so that Patents covering inventions that are made by one or more of its and/or its Subsidiaries' employees and contractors for which the funding is provided by it and/or its Subsidiaries, are included among the patents licensed by it hereunder. This requirement shall not apply to Patents which may apply to inventions that arise out of development projects funded in significant part by third parties or undertaken with the significant assistance of the employees of a third party.


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[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

       3.6.   FULL RIGHTS.

              3.6.1. In the event that neither a party nor any of its
                     Subsidiaries has the right to grant a license under any particular Patent Right of the scope set forth herein, then the license granted herein under such Patent shall be of the broadest scope which the licensing party or any of its Subsidiaries has the right to grant.

              3.6.2. Notwithstanding anything to the contrary contained herein, in the event that either party or any of its Subsidiaries obtains rights to any Patents that would be included within the Patents licensed hereunder but for the fact that such a license would require the party granting such license to make payments to a third party, such Patents shall be included within the SiI Patents or the Intel Patents, as the case may be, if the party to whom such would be licensed under this Agreement agrees in a separate written agreement to be bound by, and protect such grantor against, those payment obligations.

       3.7. NO OTHER RIGHTS. No other rights are granted hereunder, by implication, estoppel, statute or otherwise, except as expressly provided herein. Specifically, (i) except as expressly provided in Section 3, nothing in the licenses granted hereunder or otherwise contained in this Agreement shall expressly or by implication, estoppel or otherwise give either party any right to license the other party's Patents to others, and (ii) no license or immunity is granted by either party hereto directly or by implication, estoppel or otherwise to any third parties acquiring items from either party for the combination of Licensed Products with other items or for the use of such combination.

4.     EFFECTIVE DATE, TERM AND TERMINATION

       4.1. TERM. This Agreement and the rights and licenses granted hereunder shall become effective on the Effective Date, and shall continue in effect until the expiration of the last patent licensed hereunder to expire, unless such rights and licenses are sooner terminated as provided below.

       4.2.   TERMINATION.

              4.2.1. A party may terminate the other party's rights and licenses hereunder upon notice if the other party hereto commits a material breach of this Agreement and does not correct such breach within sixty (60) days after receiving written notice complaining thereof. In the event of such termination, the rights and licenses granted to the defaulting party shall terminate, but the rights and licenses granted to the party not in default shall survive such termination of this Agreement subject to its continued compliance with the terms and conditions of this Agreement.


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


              4.2.2. A party hereto may terminate this Agreement upon sixty (60)
                     days written notice of termination to the other party given at any time upon or after:

                     4.2.2.1. the filing by the other party of a petition in bankruptcy or insolvency;

                     4.2.2.2. any adjudication that the other party is bankrupt or insolvent;

                     4.2.2.3. the filing by the other party of any petition or answer seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency;

                     4.2.2.4. the appointment of a receiver for all or substantially all of the property of the other party;

                     4.2.2.5. the making by the other party of any assignment for the benefit of creditors;

                     4.2.2.6. the institution of any proceedings for the liquidation or winding up of the other party's business or for the termination of its corporate charter, provided that the other party shall have sixty (60) days to cure;

              In the event of such termination, the fights and licenses granted to the terminated party shall terminate, but the fights and licenses granted to the other shall survive such termination of this Agreement subject to its continued compliance with the terms and conditions of this Agreement.

              4.2.3. CHANGE OF CONTROL.

                     4.2.3.1. For purposes of this Section 4.2.3, the
                              following terms shall have the following meanings:

                            4.2.3.1.1. "Change of Control" means any
                                    transaction between a party and a third
                                    party after which:

                                 4.2.3.1.1.1. the third party would own,
                                         directly or indirectly, beneficially
                                         or of record, voting securities
                                         representing more than fifty percent
                                         (50%) of the total voting power (a
                                         "Majority Interest") of the party,
                                         unless persons previously owning a
                                         Majority Interest of the party
                                         continue to own a Majority Interest
                                         of such third party;

                                 4.2.3.1.1.2. the party would become a party
                                         to a merger with the third party in
                                         which the party is not the surviving
                                         corporation, unless persons
                                         previously owning a


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


                                         Majority Interest of the party
                                         continue to own a Majority Interest
                                         of such surviving corporation; or

                                 4.2.3.1.1.3. the party would transfer all or
                                         substantially all of its business
                                         and assets to the third party,
                                         unless persons previously owning a
                                         Majority Interest of the party
                                         continue to own a Majority Interest
                                         of such transferee.

                     4.2.3.2. If a party has undergone a Change of Control, the party shall notify the other party in writing within thirty (30) business days.

                     4.2.3.3. If a party is considering a Change of Control it may notify the other party in writing of such potential Change in Control and the notified party shall have thirty (30) days from the receipt of such notice in which to indicate in writing whether it would elect to terminate or not terminate this Agreement in accordance with this Section 4 upon the actual occurrence of such Change of Control. The notified party's determination shall be effective for a period of ninety (90) days from the date such notice is received, provided that there is no material change in the acquirer or target during such period. Any such disclosure of a potential Change of Control and of the potential acquirer shall be provided under the current Corporate Non Disclosure Agreement (CNDA), Number 94185 dated September 24, 1997 or a separate confidentiality agreement mutually agreed upon by the parties.

                     4.2.3.4. For thirty (30) days after notification under Subsection 4.2.3.2, the notified party shall have the right to terminate this Agreement by written notice to the other party. Failure by the notified party to provide any written notice within the thirty (30) days shall be deemed an election of non-termination.

                     4.2.3.5. If the notified party elects termination under Subsection 4.2.3.4, [***], effective on the date of the Change of Control.

                     4.2.3.6. If the notified party does not elect termination under Subsection 4.2.3.4, the third party shall have thirty (30) days after the notified party elects not to terminate to assume all of the rights and obligations of this Agreement by written notice to the notified party. Failure by the third party to provide any written notice within the thirty (30) days shall be deemed an election to not assume.

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                     4.2.3.7. If within the thirty day (30) period of Subsection 4.2.3.6, the third party elects to assume all of the rights and obligations of this Agreement and within an additional thirty (30) days executes a legally binding agreement to assume such rights and obligations, [***].

                     4.2.3.8. If the third party does not assume the rights and obligations of this Agreement under Subsection 4.2.3.7, [***].

       4.3. SURVIVAL. The provisions of Sections 1, 2, 4, 5, and 6 will survive any termination or expiration of this Agreement.

5.     DISCLAIMER

       5.1.   Nothing contained in this Agreement shall be construed as:

              5.1.1. a warranty or representation by either of the parties to this Agreement as to the validity, enforceability or scope of any class or type of Patent Right; or

              5.1.2. a warranty or representation that any manufacture, sale, lease, use or other disposition of Licensed Products hereunder will be free from infringement of any Patents other than those under which licenses have been granted hereunder; or

              5.1.3. an agreement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

              5.1.4. conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either party; or

              5.1.5. conferring by implication, estoppel or otherwise, upon any party licensed hereunder, any license or other right under any Patent Rights, copyright, maskwork, trade secret, trademark other intellectual property right except the licenses and rights expressly granted hereunder; or

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              5.1.6. an obligation to furnish any technical information or know-how.

       5.2. NO IMPLIED WARRANTIES. EACH PARTY HEREBY DISCLAIMS ANY IMPLIED WARRANTIES WITH RESPECT TO THE PATENTS LICENSED HEREUNDER, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.     MISCELLANEOUS PROVISIONS

       6.1. AUTHORITY. Each of the parties hereto represents and warrants that it has the right to grant the other the licenses granted hereunder.

       6.2. NO ASSIGNMENT. This Agreement is personal to the parties, and the Agreement or any right or obligation hereunder is not assignable (except as provided in Subsection 4.2.3.4), whether in conjunction with a change in ownership, merger, acquisition, the sale or transfer of all, or substantially all or any part of a party's business or assets or otherwise, either voluntarily, by operation of law, or otherwise, without the prior written consent of the other party, which consent may be withheld at the sole discretion of such other party. Any such purported assignment or transfer (except as provided in Subsection 4.2.3.4) shall be deemed a breach of this Agreement and shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

       6.3. NOTICE. All notices required or permitted to be given hereunder shall be in writing and shall be delivered by hand, or if dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

               If to SiI:                   If to Intel:
               ---------                    -----------
               President                    General Counsel
               Silicon Image, Inc.          Intel Corporation
               10131 Bubb Road              2200 Mission College Blvd.
               Cupertino, CA  95134         Santa Clara, CA  95052
               United States of America     United States of America


              Such notices shall be deemed to have been served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

       6.4. NO RULE OF STRICT CONSTRUCTION. Regardless of which party may have drafted this Agreement, no rule of strict construction shall be applied against either party. If any provision of this Agreement is determined by a court to be unenforceable, the parties shall deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

       6.5. TAXES. Each party shall be responsible for the payment of its own tax liability arising from this transaction.

       6.6. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

       6.7. MODIFICATION; WAIVER. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

       6.8. GOVERNING LAW. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of California, without reference to conflict of laws principles.

       6.9. JURISDICTION. Intel and SiI agree that all disputes and litigation regarding this Agreement and matters connected with its performance shall be subject to the jurisdiction of the courts of the States of California and Oregon or of the Federal courts sitting therein.

       6.10. CONFIDENTIALITY OF TERMS. The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

              6.10.1.       with the prior written consent of the other party;
                            or

              6.10.2. to any governmental body having jurisdiction to call therefor; or

              6.10.3. subject to 6.10.4 below, as otherwise may be required by law or legal process. including to legal and financial advisors in their capacity of advising a party in such matters; or

              6.10.4. during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order and (b) the disclosing party informs the other party in writing at least ten (10) days in advance of the disclosure; or

              6.10.5. in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions.

              The parties shall cooperate in preparing and releasing an announcement, if any, relating to this Agreement.

       6.11. COMPLIANCE WITH LAWS. Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto and of the Subsidiaries of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties hereto or the Subsidiaries of the parties, and to orders, regulations, directions or requests of any such government.

       6.12. FORCE MAJURE. The parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized officers or representatives on the date below written.


INTEL CORPORATION                        Silicon Image, Inc.

By:       /s/ Jim Stafford               By:        /s/ David D. Lee
    ----------------------------              ---------------------------------
            Jim Stafford                               David D. Lee
    ----------------------------              ---------------------------------
    Printed Name                              Printed Name


       Vice-President and GM GCO                                            CEO
    ----------------------------              ---------------------------------
    Title                                     Title

                         9/16/98                                        9/16/98
    ----------------------------              ---------------------------------
    Date                                      Date


                 [SILICON PAGE TO PATENT LICENSE AGREEMENT BETWEEN

                     SILICON IMAGE, INC. AND INTEL CORPORATION]